EXHIBIT 99.1


November 15, 2002


Dear  Mr. Rosenblatt:

Re:      Registration Statement on Form S-3 on behalf of XL Capital Ltd

C T Corporation System, located at 111 Eighth Avenue, New York, New York 10011, hereby accepts its appointment as agent for service of process for XL Capital Ltd in connection with the Registration Statement.

Any process received by us will be forwarded to:

                  XL Capital Ltd
                  XL House
                  One Bermudiana Road
                  Hamilton HM11
                  Bermuda
                  Att:  Paul S. Giordano, Esq.
                  Tel #: (441) 294-7162

Our charge for the first year of this appointment is $ 425.00. XL Capital Ltd will be billed annually at our then-current renewal rate so long as such bills continue to be paid, or until we are advised in writing to discontinue our representation.

Our  acceptance  of  this  designation  and  our  continued   representation  is
contingent upon our receipt of timely payment of our charges for this service.

Very truly yours,




/s/ Robin LaPeters
Robin LaPeters
Team Leader



Jesse Rosenblatt
Cahill, Gordon & Reindel
80 Pine Street
New York, N.Y.  10005



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November 15, 2002


Dear  Mr. Rosenblatt:

Re: Registration Statement on Form S-3 on behalf of XL Capital Finance (Europe) plc

C T Corporation System, located at 111 Eighth Avenue, New York, New York 10011, hereby accepts its appointment as agent for service of process for XL Capital Finance (Europe) plc in connection with the Registration Statement.

Any process received by us will be forwarded to:

                  XL Finance (UK) PLC
                  2 Lambs Passage
                  London EC1Y 8YY
                  England

We acknowledge receiving $425.00 in payment of our charge for the first year of this appointment. XL Capital Finance (Europe) plc will be billed annually at our then-current renewal rate so long as such bills continue to be paid, or until we are advised in writing to discontinue our representation.

Our continued representation is contingent upon our receipt of timely payment of our charges for this service.

Very truly yours,




/s/ Robin LaPeters
Robin LaPeters
Team Leader



Jesse Rosenblatt
Cahill, Gordon & Reindel
80 Pine Street
New York, N.Y.  10005

November 15, 2002


Dear  Mr. Rosenblatt:

Re:      Registration Statement on Form S-3 on behalf of XL Capital Trust I

C T Corporation System, located at 111 Eighth Avenue, New York, New York 10011, hereby accepts its appointment as agent for service of process for XL Capital Trust I in connection with the Registration Statement.

Any process received by us will be forwarded to:

                  XL Capital Trust I
                  c/o XL House
                  Bermudiana Road
                  Hamilton HM11
                  Bermuda

We acknowledge receiving $425.00 in payment of our charge for the first year of this appointment. XL Capital Trust I will be billed annually at our then-current renewal rate so long as such bills continue to be paid, or until we are advised in writing to discontinue our representation.

Our continued representation is contingent upon our receipt of timely payment of our charges for this service.

Very truly yours,




/s/ Robin LaPeters
Robin LaPeters
Team Leader



Jesse Rosenblatt
Cahill, Gordon & Reindel
80 Pine Street
New York, N.Y.  10005

November 15, 2002

Dear  Mr. Rosenblatt:

Re:      Registration Statement on Form S-3 on behalf of XL Capital Trust II

C T Corporation System, located at 111 Eighth Avenue, New York, New York 10011, hereby accepts its appointment as agent for service of process for XL Capital Trust II in connection with the Registration Statement.

Any process received by us will be forwarded to:

                  XL Capital Trust II
                  c/o XL House
                  Bermudiana Road
                  Hamilton HM11
                  Bermuda

We acknowledge receiving $425.00 in payment of our charge for the first year of this appointment. XL Capital Trust II will be billed annually at our then-current renewal rate so long as such bills continue to be paid, or until we are advised in writing to discontinue our representation.

Our continued representation is contingent upon our receipt of timely payment of our charges for this service.

Very truly yours,




/s/ Robin LaPeters
Robin LaPeters
Team Leader



Jesse Rosenblatt
Cahill, Gordon & Reindel
80 Pine Street
New York, N.Y.  10005

November 15, 2002

Dear  Mr. Rosenblatt:

Re:    Registration Statement on Form S-3 on behalf of XL Capital Trust III

C T Corporation System, located at 111 Eighth Avenue, New York, New York 10011, hereby accepts its appointment as agent for service of process for XL Capital Trust III in connection with the Registration Statement.

Any process received by us will be forwarded to:

                  XL Capital Trust III
                  c/o XL House
                  Bermudiana Road
                  Hamilton HM11
                  Bermuda

We acknowledge receiving $425.00 in payment of our charge for the first year of this appointment. XL Capital Trust II will be billed annually at our then-current renewal rate so long as such bills continue to be paid, or until we are advised in writing to discontinue our representation.

Our continued representation is contingent upon our receipt of timely payment of our charges for this service.

Very truly yours,




/s/ Robin LaPeters
Robin LaPeters
Team Leader



Jesse Rosenblatt
Cahill, Gordon & Reindel
80 Pine Street
New York, N.Y.  10005